Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 2 to the Annual Report of C21 Investments Inc. (the "Company") on Form 20-F/A for the period ended January 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Sonny Newman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

 (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

 (2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 14, 2020	By:	/s/ Sonny Newman Sonny Newman President and Chief Executive Officer (Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to C21 Investments Inc. and will be retained by C21 Investments Inc. and furnished to the Securities and Exchange Commission or its staff upon request.